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VW CREDIT, INC. -- SERVICER                                                                                               Page 1
18-May-98                                                                                                             EXHIBIT 20
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                          MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                                          ----------------------------------------------


TRANSACTION SUMMARY
-------------------
                                                                                         From          To     Days
                                                                                   ---------------   -------  ----
Current Interest Period                                                                 4/15/98      5/14/98   30

Series Allocation Percentage                                                               100.00%
Initial Principal Balance                                                          $375,000,000.00
Outstanding Principal Balance                                                      $375,000,000.00
Principal Balance of Receivables for Determination Date                            $543,047,180.23
Amount Invested in Receivables on Series Issuance Date                             $375,000,000.00
Initial Invested Amount                                                            $375,000,000.00
Invested Amount at the Beginning of Period                                         $375,000,000.00
Invested Amount                                                                    $375,000,000.00
Required Subordinated Amount                                                        $68,031,229.66
Excess Funded Amount                                                                         $0.00

Available Subordinated Amount (previous period)                                     $92,481,860.14
Incremental Subordinated Amount (previous period)                                   $15,034,953.12

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit                                             $1,875,000.00
Yield Supplement Account Beginning Balance                                           $1,875,000.00
Yield Supplement Account Required Amount                                             $1,875,000.00

Reserve Fund Initial Deposit                                                         $1,875,000.00
Reserve Fund Required Amount                                                         $1,875,000.00
Reserve Fund Beginning Balance                                                       $1,875,000.00

Outstanding Carryover Amount - Beginning Balance                                             $0.00
Yield Supplement Account Draw Amount                                                         $0.00
Outstanding Carryover Amount - Ending Balance                                                $0.00
Yield Supplement Account Balance - Ending Balance                                    $1,875,000.00
Yield Supplement Account Required Deposit Amount                                             $0.00

Reserve Fund Draw Amount                                                                     $0.00
Reserve Fund Ending Balance                                                          $1,875,000.00
Reserve Fund Required Deposit Amount                                                         $0.00

1-month LIBOR Rate (annualized)                                                        $5.6562500%
Certificate Coupon (annualized)                                                        $5.8162500%
Prime Rate (annualized)                                                                $8.5000000%
Servicing Fee Rate (annualized)                                                            $1.000%
Excess Spread                                                                          $1.8637500%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                                            $519,901,880.89
Pool Balance at the Ending of Period                                               $547,930,210.16
Average Aggregate Principal Balance                                                $533,916,045.53

Aggregate Principal Collections                                                    $298,000,017.28
New Principal Receivables                                                          $326,028,346.55
Receivables Added for Additional Accounts                                                    $0.00
Investor Default Amount                                                                      $0.00
Net Losses                                                                                   $0.00
Monthly Interest Accrued, but not Paid                                                       $0.00
Ineligible Receivables                                                                       $0.00
Ineligible Receivables in Prior Collection Period                                            $0.00
Defaulted Receivables in Ineligible and Overconc. Accounts                                   $0.00

MISCELLANEOUS DATA
------------------

Recoveries on Receivables Written Off                                                        $0.00
Spread Over Prime for Portfolio                                                              $0.18%
Weighted Average Interest Rate                                                               $8.68%

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

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)                         0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                                                  $37,773,766.29
Used Vehicle Percentage                                                            6.894%
Used Vehicle Percentage During Last Collection Period                              7.377%
Early Amortization Event?                                                          NO
Largest Dealer or Dealer Affiliation Balance                                       $23,437,085.23
Largest Dealer Percentage                                                          4.508%
Aggregate Principal Amount of Receivables of Dealers over 2%                       $18,486,910.98
Aggregate % Principal Amount of Receivables of Dealers over 2%                     3.374%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                                    $301,712,223.21
Aggregate Amount of Interest Collections                                           $3,712,205.93
Investment Proceeds                                                                $0.00
Aggregate Amount of Principal Collections                                          $298,000,017.28
Asset Receivables Rate                                                             7.370%
Use Asset Receivables Rate?                                                        NO
Carryover Amount (this Distribution Date)                                          N/A
Total Carryover Amount                                                             N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                               55.81%
Previous Collection Period Monthly Payment Rate                                    51.72%
Monthly Payment Rate 3 months ago                                                  42.70%
3-month Average Payment Rate                                                       50.08%
12-month Minimum Payment Rate                                                      42.70%
Early Amortization Event?                                                          NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                           YES
Last Day of Revolving Period                                                       N/A
Invested Amount as of Last Day of Revolving Period                                 N/A
Accumulation Period Length (months)                                                N/A
First Accumulation Date                                                            TO BE DETERMINED
Expected Final Payment Date                                                        N/A
Required Participation Percentage                                                  4.00%
Principal Funding Account Balance                                                  $0.00
Principal Payment Amount                                                           $0.00
Controlled Deposit Amount                                                          $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

CERTIFICATEHOLDERS
------------------
i.    Monthly Interest Distribution                                                $1,817,578.13
ii.   Monthly Servicing Fee Distribution                                           $312,500.00
iii.  Reserve Fund Deposit Amount Distribution                                     $0.00
iv.   Investor Default Amount Distribution                                         $0.00
v.    Outstanding Carryover Amount Distribution                                    $0.00
vi.   Yield Supplement Account Deposit Amount Distribution                         $0.00
                                                                                   -------------
Excess Servicing                                                                   $547,498.69

Excess Servicing (Previous Period)                                                 $355,752.66


DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                                                  $0.0
Draw Amount                                                                        $0.0
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VW CREDIT, INC. -- SERVICER                                                                                           Page 2
18-MAY-98

                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1


                                                              SUMMARY
                                                              -------


                      COLLECTIONS                 ACCRUAL         DISTRIBUTION
                    ---------------            ------------    ------------------
From:                  15-Apr-98
To:                    14-May-98
Days:                         29

LIBOR RATE            5.6562500%
(1 month)

SERIES #                  1          Active
VCI RATING:              N/A
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

                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                              SERIES                                        EXCESS    REQUIRED        REQUIRED      OUTSTANDING
SERIES        SERIES        ALLOCATION       INVESTED       SUBORDINATED    FUNDED  PARTICIPATION  PARTICIPATION    CERTIFICATE
NUMBER         NAME         PERCENTAGE        AMOUNT           AMOUNT       AMOUNT   PERCENTAGE        AMOUNT         BALANCE
-------  ----------------  -------------  ---------------  --------------   ------  -------------  --------------  ------------
         Trust                            $375,000,000.00  $68,031,229.66    $0.00       N/A       $15,000,000.00
         1 Series 1996-1     100.00%      $375,000,000.00  $68,031,229.66    $0.00      4.00%      $15,000,000.00  $375,000,000.00
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VW CREDIT, INC. --  SERVICER                                                                                               Page 3
18-MAY-98
                                           VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                         SERVICING CERTIFICATE
                                                         ---------------------

INITIAL AMOUNTS                                                    EXCESS SPREAD CALCULATION
---------------                                                    -------------------------
Initial Invested Amount                $375,000,000.00             Weighted Average Rate Charged to Dealers     8.68%
Invested Amount                        $375,000,000.00             LIBOR                                        5.66%
Controlled Accumulation Amount         $          0.00             Certificate Rate (LIBOR+16 b.p.)             5.82%
Required Subordinated Amount           $ 68,031,229.66             Servicing Fee Rate                           1.00%
Annualized Servicing Fee Rate                    1.00%             Investor Net Losses                          0.00%
                                                                                                                ----
First Controlled Accumulation Date     TO BE DETERMINED            Excess Spread                                1.86%
Accumulation Period Length (months)          N/A
Expected Final Payment Date                  N/A
Initial Settlement Date                      28-Mar-96
Required Participation Percentage                4.00%
Subordinated Percentage                         14.29%

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
SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                       REQUIRED         EXCESS
                                              SERIES 1996-1         INVESTED         SUBORDINATED      FUNDING
PRINCIPAL RECEIVABLES                             TOTAL              AMOUNT             AMOUNT          AMOUNT
---------------------                             -----              ------             ------          ------
Series Allocation Percentage                     100.00%
Beginning Balance                            $375,000,000.00     $375,000,000.00     $68,031,229.66      $0.00
  Floating Allocation Percentage                 72.13%              72.13%
  Fixed Allocation Percentage                     N/A

Principal Collections                        $298,000,017.28     $298,000,017.28        N.A.              N.A.
New Principal Receivables                    $326,028,346.55     $326,028,346.55        N.A.              N.A.
Principal Default Amounts                              $0.00               $0.00        N.A.              N.A.
Receivables Added for Additional Accounts              $0.00               $0.00        N.A.              N.A.
Controlled Deposit Amount                              $0.00                 N/A        N.A.              N.A.
Principal Allocation Percentage
"Pool Factor"                                 100.00000000%

Ending Balance                               $375,000,000.00     $375,000,000.00     $68,031,229.66      $0.00
  Floating Allocation Percentage                68.44%              68.44%

NON-PRINCIPAL RECEIVABLES
-------------------------
Interest Collections                           $2,677,576.82
Recoveries on Receivables Written Off                  $0.00
Investment Income                                      $0.00
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VW CREDIT, INC. -- SERVICER                                                                           Page 4
18-MAY-98
                                        VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                                       SERVICING CERTIFICATE
                                                       ---------------------

SUBORDINATED AMOUNT & RESERVE FUND                           CURRENT                    PREVIOUS
----------------------------------------                ------------------         ------------------
Available Subordination Amount (Previous)                   $92,481,860.14             $87,820,130.47
  Required Subordination Draw Amount                                 $0.00                        N/A
  Reserve Fund Funds to Inv. Default Amount                          $0.00                        N/A
  Excess Servicing (Previous Period)                           $355,752.66                $997,641.38
                                                            --------------
(a) Available Subordinated Amount?                          $92,837,612.80             $88,817,771.85

(b) Available Subordinated Amount?                          $53,571,428.57             $53,571,428.57

Available Subordinated Amount                               $91,906,708.11             $92,481,860.14

Incremental Subordinated Amount                             $14,459,801.09             $15,034,953.12
  Overconcentration Amount                                  $18,486,910.98             $18,238,967.62

Beginning Reserve Fund Balance                               $1,875,000.00              $1,875,000.00
Reserve Fund Required Balance                                $1,875,000.00              $1,875,000.00
Reserve Fund Draw                                                    $0.00                        N/A
Reserve Fund Required Deposit                                        $0.00                        N/A
Reserve Fund Deposit Amount                                          $0.00                        N/A
Reserve Fund Release                                                 $0.00                        N/A
Ending Reserve Fund Balance                                  $1,875,000.00              $1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                               $3,712,205.93              $3,486,290.53
  Certificateholder Interest Collections                     $2,677,576.82              $2,495,596.41
  Subordinate Interest Collections                             $485,756.92                $456,570.24
Investment Income                                                    $0.00                       0.00
Reserve Fund Balance                                         $1,875,000.00              $1,875,000.00
                                                            --------------
Total Interest Available                                     $5,038,333.73              $4,827,166.65

Interest Shortfall                                                   $0.00                      $0.00
Additional Interest                                                  $0.00                      $0.00
Carry-over Amount                                                    $0.00                      $0.00
Carry-over Shortfall                                                 $0.00                      $0.00
Additional Carry-over Shortfall                                      $0.00                      $0.00

Monthly Servicing Fee                                          $444,930.04                $434,903.42
Investor Monthly Servicing Fee                                 $312,500.00                $312,500.00
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